Funds

Semi-Annual Report

June 30, 2005

Series B
ING Corporate Leaders Trust Fund

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PRESIDENT’S LETTER

JAMES M. HENNESSY

Dear Shareholder:

We are in the midst of an exciting time here at ING Funds. We began the year by introducing a new ING global fund that gave investors an opportunity to invest in global companies with a history of attractive dividend yields.

The new fund was a bold and innovative opportunity and it captured the attention of investors. When the fund’s initial offering period closed, it proved to be one of the five largest unleveraged closed-end funds in history.

The success of the new fund offering illustrates what ING Funds is really all about: fresh thinking in financial services. The fund’s offering success also confirmed something else that we have long believed; namely, that investors are excited about opportunities beyond our shores.

As globalization grows, investment opportunities grow as well. In 1970, only about one-third of equity market capitalization was located abroad; by 2004, that number had jumped to 50 percent(1). It is often said that the world is becoming ever more complicated. This is undoubtedly true in the world of investments where the range of asset classes and investment techniques has never been wider. To take advantage of the opportunities that are now available, it is essential to seek investment partners who have the required breadth and depth of experience — on a global basis.

Our goal at ING Funds is to deliver innovative investment products that help you, the investor, to achieve your financial dreams. We have also long been committed to uncovering opportunities worldwide.

We will continue to bring you opportunities — wherever they occur. With access to more than 700 ING investment management professionals who are located around the world and who, in our consideration, deliver exceptional insight into markets in Europe, the Americas and the Asia-Pacific region, we believe we are in a unique position to help you take advantage of the opportunities that the world has to offer.

On behalf of everyone here at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy
President
ING Funds
July 27, 2005

(1) Morgan Stanley Capital International

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

MARKET PERSPECTIVE:      SIX MONTHS ENDED JUNE 30, 2005

Global stocks posted mixed results in the first half of 2005 with the U.S. market finally succumbing to inflation and interest rate fears while many international stocks advanced. As a whole, global equities lost 0.7%, according to the Morgan Stanley Capital International (“MSCI”) World Index(1) in dollars, including net reinvested dividends, dragged down by a resurgent dollar, boosted by strong Gross Domestic Product (“GDP”) growth, and rising short-term interest rates. The euro was further buffeted by the defeat of a proposal for a European constitution, followed by acrimonious stalemate on a European budget. For the six months, the U.S. dollar rose 11.9% against the euro, 7.1% against the pound and 8.1% against the oil price sensitive yen.

Trends in investment grade U.S. fixed income securities had been dominated since the middle of 2004 by the flattening of the Treasury yield curve as ten-year yields fell even as the Federal Open Market Committee (“FOMC”) raised short-term interest rates five times in 2004 and then twice more in February and March of 2005. The trend had been temporarily broken in the last few weeks of the first quarter as risk appetites soured, but not for long. From April 1, evidence of slowing activity and firming inflation mounted. May saw the curve-flattening trend sustained by the eighth FOMC rate rise. Then Dallas Federal Reserve President Fisher said that the FOMC, after eight rate increases, was in the “eighth inning” of the tightening cycle, sending the ten-year Treasury yield plunging through 4%, squeezing the spread over the 90-day Bill on June 27th to 0.87%, a new low since April of 2001. But on the last day of the quarter the FOMC raised the Federal Funds rate for the ninth time, to 3.25%, and made it perfectly clear that extra innings were about to be played. For the six months, the yield on U.S. 10-year Treasury Notes fell by 0.27% to 3.95%, while the yield on 13-week Treasury Bills rose 0.88% to 3.06%. The return on the broader Lehman Brothers Aggregate Bond Index(2) was 2.5%, and the recovery of investors’ risk appetites helped the Lehman Brothers High Yield Bond Index(3) add 1.1%.

The U.S. equities market in the form of the Standard & Poor’s (“S&P”) 500 Index(4), lost 0.8% in the first half of 2005 including dividends. At this point the market was trading at a price-to-earnings level of about 15.75 times earnings for the current fiscal year. An early retreat was relieved by encouraging elections in Iraq, an upsurge in merger and acquisition activity and generally better than expected company earnings. A solid employment report on March 4 propelled the S&P 500 Index to its best close of the quarter the next day. But the sell off was swift amid concerns about inflation and a slowing economy. Investors keenly watched the swirling crosscurrents in the fixed income markets. Falling bond yields make stocks relatively more attractive and have encouraged mortgage refinancing on a massive scale. The funds raised have tended not to stay long in the wallets of American consumers, keeping expansion strong. However, inexorably rising short-term rates dampen demand and profit margins. Little wonder then that Mr. Fisher’s remarks encouraged the market to make a run in June from the previous March 7 high. Although, it was tripped up by the other major influence on stocks in recent quarters: the surging price of oil, which is potentially inflationary through costs and deflationary since it acts like a tax. The price of a barrel of oil for July delivery reached a new record on June 17, stopping the stock market rally in its tracks. June ended on a down note when the FOMC indicated that the tightening game was far from over.

Japan equities fell 5.8%, based on the MSCI Japan Index(5) plus net dividends in dollars, but rose 1.8% in local currency. By month end the broad market was trading at about 15.5 times current fiscal year earnings. The period saw the familiar raft of macro-economic disappointments, but from May the news improved. GDP growth was estimated at 4.9% after three weak quarters. Profits are growing in Japan, by 15.8% in the first quarter, and the banks’ bad loan crisis appears to be over.

European ex UK markets jumped 11.3% in local currencies during the first six months of 2005, repeatedly reaching three-year high levels, but fell 1.1% in dollars, according to the MSCI Europe ex UK Index(6) including net dividends. Markets were trading on average at about 13.5 times earnings for the current fiscal year. Such bullish performance belied bearish economic conditions with high unemployment and barely growing economies. This and the political setbacks referred to above served only to depress the euro. Stock markets cheered the weaker currency, while corporate profits held up and merger and acquisition activity revived, allowing stocks to rise in the face of record low bond yields.

The UK market gained 8.1% in sterling, based on the MSCI UK Index(7) including net dividends, making new four-year highs, but only 0.9% in dollars. It was then

MARKET PERSPECTIVE:      SIX MONTHS ENDED JUNE 30, 2005

trading at just under 13 times current fiscal year earnings. The UK economy as a whole has been healthy, with 3.2% growth in 2004 and low unemployment. However, over-stretched consumers and soaring real estate prices held growth at bay. Five interest rate increases through August 2004 eventually took their toll. By the end of June, house prices were falling, manufacturing was in decline and GDP growth slowed. The next move in interest rates, in our opinion, clearly is a decrease and it was this expectation, plus a weaker pound that boosted a fairly inexpensive stock market.

(1) The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(4) The Standard & Poor’s 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6) The MSCI Europe ex UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7) The MSCI UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING CORPORATE LEADERS TRUST FUND
PORTFOLIO MANAGERS’ REPORT

Portfolio Management Team: The portfolio is not actively managed.

Goal: ING Corporate Leaders Trust Fund (the “Trust”) seeks long-term capital growth and income through investment generally in an equal number of shares of the common stocks of a fixed list of American blue-chip corporations.

Performance: For the six months ended June 30, 2005, the Trust returned 3.99% compared to the Standard & Poor’s (“S&P”) 500 Index(1), which returned -0.81% for the same period.

Portfolio Specifics: Energy has led the market over the last six months. Energy represents 25.8% of the Trust compared to 8.3% in the S&P 500 Index. Led by Exxon Mobil Corp., which is 16.9% of the Trust, the sector substantially outperformed the benchmark. ChevronTexaco Corp. and Marathon Oil Corp., other large energy holdings, also provided positive returns in the period. Relative performance benefited from the fact that the Trust had no exposure to the information technology sector. Information technology represents 15.3% of the benchmark and was down almost 6%. Likewise with financials, the Trust is underweight the benchmark, again producing positive results. Weak sector allocation was largely due to overweighting materials, especially Dow Chemical, DuPont EI de Nemours & Co. and Praxair, Inc., and overweighting industrials, most notably Burlington Northern Santa Fe Corp. The strategy was hurt by underweighting financials such as AIG, Bank of America and MetLife. Performance was also hindered by not holding a position in healthcare stocks most notably Pfizer and United Health Care Group.

Industry Allocation*

as of December 31, 2004
(as a percent of net assets)
Portfolio holdings are subject to change daily.

Market Outlook: The domestic economy has continued to demonstrate its resilience in the face of elevated oil prices and rising short-term interest rates. In fact, gross domestic product (“GDP”) has been growing in the 3-4% range for the past eight quarters. We do expect, however, that within the next few quarters we will see some moderation in GDP growth as the lagged effects of high oil prices and rising interest rates take hold. Furthermore, some of the economic “tailwinds” of the past three years are beginning to recede, for example, the Eurozone teeters on the brink of zero growth, the Federal Reserve (“Fed”) is reversing its cheap money policy and the “refi-driven” consumer spending surge is waning.

Corporate profits and the fiscal health of American companies continue to be strong and are acting as girders for a nervous equity market. While profit growth is moderating, companies should still be able to deliver growth in the high single digits. Additionally, companies have shown the ability to generate sustainable cash flow and keep their balance sheets on firm footing. Cash flow and profits have fueled employment growth and an upturn in capital spending. They have also funded increasing levels of mergers and acquisitions, stock buybacks, dividend hikes and debt pay-downs.

Core inflation, which registered a 2.2% rate in May, seems to be under control despite the high price of oil and the relentlessly booming housing market. We believe the Fed will remain vigilant in insulating the economy from inflation above 2-3%, and will continue the upward march in short rates consistent with this policy. We also believe that the equity markets remain reasonably valued and fully reflective of the many well-known risks existing today, whether they are economic or geopolitical.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

(1) The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

All indices are unmanaged and investors cannot invest directly in an index.

Top Ten Holdings

as of June 30, 2005
(as a percent of net assets)

Exxon Mobil Corp.	17.0%

Burlington Northern Santa Fe Corp.	8.0%

General Electric Co.	7.4%

Citigroup	6.6%

ChevronTexaco Corp.	5.9%

Fortune Brands, Inc.	5.1%

Procter & Gamble Co.	5.5%

Praxair, Inc.	5.0%

Dow Chemical Co.	4.4%

Union Pacific Corp.	3.7%

Portfolio holdings are subject to change daily.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Participation Holders of

ING Corporate Leaders Trust Fund

We have audited the accompanying statement of assets and liabilities of ING Corporate Leaders Trust Fund — Series B, a series of ING Corporate Leaders Trust Fund, including the portfolio of investments, as of June 30, 2005, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and for the year ended December 31, 2004, and the financial highlights for the six-month period then ended and for each of the years in the two-year period ended December 31, 2004. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods prior to January 1, 2003 were audited by other auditors whose report thereon dated February 28, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2005 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, except those identified as having been audited by other auditors, present fairly, in all material respects, the financial position of ING Corporate Leaders Trust Fund — Series B, as of June 30, 2005, the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2005

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2005

ASSETS:
Investments at market value (identified cost $247,262,622)	$328,275,052
Cash	14,823,720
Restricted cash (Note 2)	2,398,702

Receivables:
Participations sold	778,328
Dividends receivable	496,775
Prepaid expenses	27,068

Total assets	346,799,645

LIABILITIES:
Accrued Sponsor’s maintenance fees payable	115,278
Payable for trust shares repurchased	47,780
Payable for shareholder reporting expense	24,966
Payable for professional fees	53,105
Payable for trustee fees	836
Payable for transfer agent fees	17,594
Payable for custody and accounting fees	16,506
Distributions payable	2,103,854
Other accrued expenses and liabilities	710

Total liabilities	2,380,629

NET ASSETS:
Balance applicable to Trust shares at June 30, 2005, equivalent to $17.76 per participation on 19,396,432 participations outstanding	$344,419,016

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2005

INVESTMENT INCOME:
Dividends	$3,940,583

Total investment income	3,940,583

EXPENSES:
Sponsor’s maintenance fees (Note 4)	649,053
Transfer agent fees	52,176
Trustee fees (Note 4)	543
Shareholder reporting expense	24,714
Registration and filing fees	12,544
Professional fees	37,440
Custody and accounting expense	19,490
Miscellaneous expense	1,450

Total expenses	797,410

Net investment income	3,143,173

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	5,278,294
Net change in unrealized appreciation or depreciation on investments	2,551,072

Net realized and unrealized gain on investments	7,829,366

Net increase in net assets resulting from operations	$10,972,539

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year Ended
	June 30,	December 31,
	2005	2004

FROM OPERATIONS:
Net investment income	$3,143,173	$5,457,952
Net realized gain on investments	5,278,294	2,030,249
Net change in unrealized appreciation or depreciation on investments	2,551,072	36,697,081

Net increase in net assets resulting from operations	10,972,539	44,185,282

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(3,125,380)	(5,537,449)
Net realized gain from investments	(2,328,610)	(13,474)
Tax return of capital	(8,025,977)	—

Total distributions	(13,479,967)	(5,550,923)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	73,359,379	24,540,892
Dividends reinvested	11,376,112	4,665,967

	84,735,491	29,206,859
Cost of shares redeemed	(42,675,184)	(35,038,408)

Net increase (decrease) in net assets resulting from capital share transactions	42,060,307	(5,831,549)

Net increase in net assets	39,552,879	32,802,810

NET ASSETS:
Beginning of period	304,866,137	272,063,327

End of period	$344,419,016	$304,866,137

See Accompanying Notes to Financial Statements

ING CORPORATE LEADERS TRUST FUND
FINANCIAL HIGHLIGHTS

Selected data for a participation outstanding throughout each year.

	Six Months
	Ended	Year Ended December 31,
	June 30,
	2005	2004	2003		2002	2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$17.77	15.47	12.55		14.67	15.28	17.30

Income (loss) from investment operations:
Net investment income	$0.17 *	0.32	0.32		0.27	0.24	0.24
Net realized and unrealized gain (loss) on investments	$0.54	2.31	2.90		(2.00)	(0.49)	(1.05)
Total income (loss) from investment operations	$0.71	2.63	3.22		(1.73)	(0.25)	(0.81)

Less distributions/allocations from:
Net investment income	$0.17	0.32	0.30		0.27	0.24	0.25
Net realized gain (loss)	$0.12	0.01	—		(0.34)	(0.02)	0.42
Income and realized gain included in redemptions	$—	—	—		0.00 **	0.03	0.03
Tax return of capital	$0.43	—	0.00	*	0.46	0.11	0.51
Total distributions	$0.72	0.33	0.30		0.39	0.36	1.21
Net asset value, end of period	$17.76	17.77	15.47		12.55	14.67	15.28

Total Return(1)%	3.99	17.14	25.93		(11.90)	(1.65)	(4.93)

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$344,419	304,866	272,063		237,441	291,085	343,965

Ratios to average net assets:
Expenses(2)%	0.49	0.58	0.59		0.63	0.64	0.67
Net investment income(2)%	1.94	2.00	2.28		1.98	1.73	1.51

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions/allocations at net asset value.

(2) Annualized for periods less than one year.

* Per share data calculated using average number of shares outstanding throughout the period.

** Amount represents less than $0.01 per share.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2005

NOTE 1 — NATURE OF BUSINESS AND BASIS OF PRESENTATION

ING Corporate Leaders Trust Fund (the “Trust”) is an unincorporated Unit Investment Trust registered as such with the Securities and Exchange Commission. Series B of the Trust commenced operations in 1941 as a series of ING Corporate Leaders Trust Fund, which was created under a Trust Indenture dated November 18, 1935, as amended.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.	Valuation of Securities. Investments are stated at value based on the last sale price on the principal exchange on which the security is traded prior to the time the Trust’s assets are valued. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and ask prices. Short-term securities with 60 days or less to maturity are valued at amortized cost.

B.	Income Taxes. No provision for Federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code, is trusted as a Grantor Trust and all its income is taxable to the holders of participations.

C.	Distributions to Participation Holders. Semi-annual distributions will be reinvested at net asset value in additional participations of the Trust unless the Participant notifies the Trustee to pay such distributions in cash.

D.	Other. Investment transactions are recorded on the trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

E.	Accounting Estimates. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America for investment companies requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F.	Restricted Cash. All cash held in the distributable fund throughout the period is intended solely for distributions.

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS

During the six months ended June 30, 2005, distributions from net investment income were $3,125,380, equivalent to $0.17 per participation. During the year ended December 31, 2004, distributions from net investment income were $5,537,449, equivalent to $0.32 per participation including amounts paid as equalization to redeeming participation holders.

During the six months ended June 30, 2005, the distributions of net realized gains were $2,328,610, equivalent to $0.12 per participation. During the year ended December 31, 2004, the distributions of net realized gains from litigation income were $13,474, equivalent to $0.01 per participation.

The distributions/allocations presented above do not reflect the reinvestment, if any, of that portion from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the principal account. During the six months ended June 30, 2005, the distributions classified as tax return of capital were $8,025,977, equivalent to $0.43 per participation including amounts paid as equalization to redeeming participation holders. There was no return of capital for the year ended December 31, 2004.

Effective June 1, 1998, the Trust amended its Trust indenture requiring that additional shares of common stocks received as a result of a stock split shall remain assets of the Trust.

NOTE 4 — TRUSTEE AND SPONSOR FEES

The Bank of New York (the “Trustee”) serves as Trustee for the Trust. The Trustee receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping services, which aggregated to $20,033 for the six months ended June 30, 2005. ING Investments, LLC (“ING Investments”) serves as Sponsor to the Trust. The Trust pays a maintenance fee to the Sponsor equal, on an annual basis, of 0.40% of the average daily net assets of the Trust.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2005 (CONTINUED)

NOTE 5 — INVESTMENT TRANSACTIONS

During the six months ended June 30, 2005, the cost of purchases and proceeds of sales of investment securities were $45,949,319 and $26,405,675, respectively.

The cost of investment securities as well as realized security gains and losses are based on the identified cost basis. The cost of investments for Federal income taxes is the same as that reported in the Trust’s financial statements.

As of June 30, 2005, net unrealized appreciation of portfolio securities was $81,012,430, comprised of unrealized appreciation of $89,939,290 and unrealized depreciation of $8,926,860.

NOTE 6 — SOURCE OF NET ASSETS

As of June 30, 2005, the Trust’s net assets were comprised of the following amounts:

Capital contributions and non-distributable realized gains retained in principal account	$263,111,738
Unrealized appreciation in value of securities	81,012,430

Principal account	344,124,168
Income and distributable fund	294,848

Total net assets	$344,419,016

NOTE 7 — PARTICIPATIONS ISSUED AND REDEEMED

During the periods indicated, participations were issued and redeemed as follows:

	Number of Participations

	Six Months
	Ended	Year Ended
	June 30,	December 31,
	2005	2004

Issued on payments from holders	3,947,974	1,500,412
Issued on reinvestment of dividends and distributions	640,554	278,930
Redeemed	(2,348,562)	(2,204,649)

Net increase (decrease)	2,239,966	(425,307)

NOTE 8 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments, LLC (“Investments”), the adviser to the ING Funds, has reported to the Boards of Directors/ Trustees (the “Board”) of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated. Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, Investments reported to the Board that, at this time, these instances include the following:

•	ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC (“IFD”) has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2005 (CONTINUED)

NOTE 8 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

and certain provisions of the federal securities laws in connection with these arrangements.

•	Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•	ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•	In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form  8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2004. These Forms 8-K can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds. Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance.

Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•	The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•	ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

ING CORPORATE LEADERS TRUST FUND
PORTFOLIO OF INVESTMENTS
AS OF JUNE 30, 2005

	Number of		Market
Securities	Shares	Cost	Value

Common Stock: 95.3%

Agriculture: 3.4%
Gallaher Group PLC ADR@@	197,200	$6,805,894	$11,693,960

Chemicals: 11.9%
Dow Chemical Co.	343,167	11,409,324	15,281,227
Du Pont EI de Nemours & Co.	197,200	10,867,963	8,481,572
Praxair, Inc.	370,700	10,589,545	17,274,620

		32,866,832	41,037,419

Cosmetics/Personal Care: 5.5%
Procter & Gamble Co.	361,400	15,465,764	19,063,850

Diversified Financial Services: 6.6%
Citigroup, Inc.	490,666	17,075,228	22,683,489

Electric: 9.2%
Ameren Corp.	197,200	8,714,741	10,905,160
Consolidated Edison, Inc.	197,200	7,936,811	9,236,849
NiSource, Inc.	472,608	11,734,164	11,687,596

		28,385,716	31,829,605

Household Products/Wares: 5.1%
Fortune Brands, Inc.	197,200	10,109,435	17,511,360

Media: 2.9%
Comcast Corp.*	119,122	4,529,193	3,657,045
Viacom, Inc.	197,200	6,681,224	6,314,344

		11,210,417	9,971,389

Miscellaneous Manufacturing: 11.0%
Eastman Kodak Co.	197,200	9,708,559	5,294,820
General Electric Co.	733,000	17,787,798	25,398,450
Honeywell International, Inc.	197,200	7,809,152	7,223,436

		35,305,509	37,916,706

Oil and Gas: 26.0%
ChevronTexaco Corp.	362,800	15,304,148	20,287,776
Exxon Mobil Corp.	1,020,100	31,173,977	58,625,147
Marathon Oil Corp.	197,200	6,932,771	10,524,564

		53,410,896	89,437,487

Retail: 1.6%
Foot Locker, Inc.	197,200	4,089,107	5,367,784

Telecommunications: 0.4%
AT&T Corp.	75,860	1,699,791	1,444,374

Transportation: 11.7%
Burlington Northern Santa Fe Corp.	584,942	18,783,347	27,539,069
Union Pacific Corp.	197,200	12,054,685	12,778,560

		30,838,032	40,317,629

Total Investments: 95.3%		$247,262,621	$328,275,052

Other Assets and Liabilities-Net: 4.7%			16,143,964

Total Net Assets: 100.0%			$344,419,016

*	Non-Income Producing
@@	Foreign Issuer
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Bank of New York serves as Trustee for the Trust. The Trust does not have a Board of Directors/Trustees nor does it have any Officers.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund ING Convertible Fund ING Equity and Bond Fund ING Equity Income Fund ING Real Estate Fund

Domestic Equity Growth Funds

ING Disciplined LargeCap Fund ING Growth Fund ING LargeCap Growth Fund ING MidCap Opportunities Fund ING SmallCap Opportunities Fund ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund ING Index Plus MidCap Fund ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING MidCap Value Choice Fund
ING SmallCap Value Fund
ING SmallCap Value Choice Fund
ING Value Opportunity Fund

Fixed Income Funds

ING GNMA Income Fund ING Government Fund ING High Yield Bond Fund ING Intermediate Bond Fund ING National Tax Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund ING Global Real Estate Fund ING Global Science and Technology Fund ING Global Value Choice Fund

International Equity Funds

ING Emerging Countries Fund
ING Foreign Fund
ING International Fund
ING International Growth Fund
ING International SmallCap Growth Fund
ING International Value Fund
ING International Value Choice Fund
ING Precious Metals Fund
ING Russia Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Balanced Fund ING Strategic Allocation Growth Fund ING Strategic Allocation Income Fund

*	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov. Information regarding how the Registrants voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrants’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

Sponsor
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
Administrator
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-992-0180	Transfer Agent
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian
The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

PRSAR-CLTB (0605-082905)